UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

————————————

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017
————————————

THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

————————————

Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Avenue, Lake Success, NY 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 587-5000

————————————

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 28, 2017, The Hain Celestial Group, Inc. (the “Company”) received a notification letter from the Staff of the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”) notifying the Company that it has not regained compliance with NASDAQ Listing Rule 5250(c)(1) (the “Rule”), the continued listing requirement to timely file all required periodic reports with the Securities and Exchange Commission (the “SEC”), and, therefore, that its common stock would be subject to delisting unless the Company timely requests a hearing before a NASDAQ Hearings Panel (the “Panel”). The Company fully intends to timely request a hearing before the Panel to present its plan for regaining compliance with the Rule and request continued listing pending its return to compliance.

The Company will present to the Panel, which will make a decision based on the compliance plan submitted and the Company’s presentation, to grant the Company an extension of time within which to regain compliance with the Rule for a period of up to 360 days from the original due date of the Company’s first late filing.

Upon the filing of its Annual Report on Form 10-K for the period ended June 30, 2016 and its Quarterly Reports on Form 10-Q for the periods ended September 30, 2016 and December 31, 2016 with the SEC, the Company will regain compliance with the Rule. The Company is working toward a conclusion in its financial reporting process.

The Company issued a press release on March 6, 2017 disclosing its receipt of the notification from Nasdaq in accordance with Nasdaq Listing Rule 5810(b). A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 3.01 by reference.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 6, 2017, the Company announced that effective immediately, John Carroll has been appointed Executive Vice President, Global Brands, Categories and New Business Ventures of the Company and will no longer serve as the Company’s Executive Vice President and Chief Executive Officer - Hain Celestial North America.

A copy of the press release announcing Mr. Carroll’s new responsibilities is attached to this Report as Exhibit 99.2 and is incorporated into this Item 5.02 by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release of The Hain Celestial Group, Inc. dated March 6, 2017.
99.2	Press Release of The Hain Celestial Group, Inc. dated March 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2017

THE HAIN CELESTIAL GROUP, INC. (Registrant)

By:	/s/ Pasquale Conte
Name:	Pasquale Conte
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of The Hain Celestial Group, Inc. dated March 6, 2017.
99.2	Press Release of The Hain Celestial Group, Inc. dated March 6, 2017.